UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-9849

Seligman New Technologies Fund II, Inc.

(Exact name of Registrant as specified in charter)

100 Park Avenue

New York, New York 10017

(Address of principal executive offices) (Zip code)

Lawrence P. Vogel

100 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end: 12/31

Date of reporting period: 6/30/07

FORM N-CSR

ITEM 1.	REPORTS TO STOCKHOLDERS.

Seligman
New Technologies Fund II, Inc.

Mid-Year Report

June 30, 2007

Seeking Long-Term Capital Appreciation by Investing in Companies That Have the Potential to Produce Tomorrow's Technologies

J. & W. Seligman & Co.
Incorporated
Established 1864
100 Park Avenue, New York, NY 10017

Experience

Seligman has been in business for more than 140 years, at times playing a central role in the financial development of the country and its markets. Over that time, the firm has managed clients’ wealth through dramatic market changes and has remained a consistent, reliable presence on Wall Street. Today, Seligman is drawing on its long history and long-term perspective as we focus on the future and on developing investment solutions that help clients arrive at their goals.

Insight

Asset management is driven by insight — into the direction of the economy, how companies will perform, how markets will behave, and how investors will respond. Portfolio managers at the firm have been in the investment business, on average, for more than 20 years. Over that time, they have refined their ability to assess a company’s prospects, management, and products, while also weighing the impact of economic and market cycles, new trends, and developing technologies.

Solutions

Seligman’s commitment to the development of innovative investment products — including the nation’s first growth mutual fund, pioneering single-state municipal funds, and one of the country’s premier technology funds — defines our past and informs our future. Our ongoing research into the nature of investment risk — begun in the early 1990s — has resulted in the Seligman Time Horizon Matrix® asset allocation strategy that redefines the relationship between risk and reward over time. The strategy offers investors a variety of investment solutions for goals ranging from college savings to retirement planning. Whether you select Seligman for one investment product, or as a comprehensive asset manager, we believe we can help you reach your goals.

Table of Contents

To The Stockholders	1
Performance Overview	2
Portfolio Overview	3
Portfolio of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Statement of Cash Flows	13
Notes to Financial Statements	14
Financial Highlights	21
Board of Directors and Executive Officers	22
Additional Fund Information	23

Your mid-year report for Seligman New Technologies Fund II, Inc. follows this letter. The report contains the Fund’s portfolio of investments and financial statements as of June 30, 2007.

As discussed in the annual report dated December 31, 2006, the Fund signed letters of intent agreeing to sell its restricted securities. The Fund has subsequently closed sales of a significant number of its restricted securities and the Fund’s investments now consist almost entirely of publicly traded equity securities. Effective July 1, 2007, the Fund’s management fee has been reduced from 1.25% to 0.89% per annum of the Fund’s average daily net assets.

The Fund’s offering prospectus, dated June 19, 2000, stated that, if the total return on an investment in the Fund from inception through June 30, 2007 is less than that of a hypothetical investment in the S&P 500 Index (with dividends reinvested), the Directors would consider a resolution recommending the dissolution of the Fund and distribution of liquidation proceeds to Stockholders. During this period, the Fund’s return was less than that of the S&P 500 Index. A proxy statement has been sent requesting your vote to approve a Plan of Complete Liquidation and Dissolution of the Fund. A Special Meeting of Stockholders will be held on September 19, 2007. Your vote is extremely important. We urge you to complete and return the proxy card you have received in the mail, or to place your vote via telephone or Internet, following the instructions detailed on the proxy card.

By order of the Board of Directors,

William C. Morris Chairman	Brian T. Zino President

August 20, 2007

Manager	Stockholder Service Agent	Important Telephone Numbers
J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017 General Distributor Seligman Advisors, Inc. 100 Park Avenue New York, NY 10017 General Counsel Sullivan & Cromwell LLP	Seligman Data Corp. 100 Park Avenue New York, NY 10017 Mail Inquiries To: P.O. Box 9759 Providence, RI 02940-9759	(800) 221-2450 (800) 445-1777 (212) 682-7600 (800) 622-4597	Stockholder Services Retirement Plan Services Outside the United States 24-Hour Automated Telephone Access Service

Performance Overview

This section of the report is intended to help you understand the performance of Seligman New Technologies Fund II and to provide a summary of the Fund’s portfolio characteristics.

Investment Results Total Returns For the Periods Ended June 30, 2007	Net Asset Value Per Share
		Average Annual
	Six Months*	One Year	Five Years	Since Inception 6/22/00
With Sales Charge**	n/a	n/a	n/a	(15.59)%
Without Sales Charge**	15.85%	24.39%	6.57%	(14.95)
Benchmark
S&P GSTI Composite Index†	10.41	26.94	11.66	(11.11)
June 30, 2007	$7.60
December 31, 2006	6.56
June 30, 2006	6.11

Performance data quoted in this report represents past performance and does not guarantee or indicate future results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Investors may obtain total returns current to the most recent month end by going to www.seligman.com.1 Performance data quoted does not reflect the deduction of taxes that a stockholder may pay on Fund distributions or the redemption of Fund shares.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investing in one economic sector, such as technology, may be subject to greater price fluctuations than owning a portfolio of diversified investments. In addition, the securities in which Seligman New Technologies Fund II invests may be subject to greater government regulation, greater price fluctuation, and limited liquidity. The products of technology companies may be subject to severe competition and rapid obsolescence. The stocks of smaller companies may be subject to above-average risk. The Fund may invest in global technology stocks which may be subject to additional risks, including currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Venture capital companies represent highly speculative investments by the Fund. There can be no assurances that any of the venture capital companies in which the Fund has invested will be sold, or if sold, the timing or values of such sales. Changes in the Fund’s net asset value may be more pronounced and more rapid than with other funds because of the Fund’s emphasis on venture capital companies that are not publicly traded. The Fund’s net asset value per share may change materially from day to day, including during the time between the date a repurchase offer is mailed and the due date for tendering shares, and during the period immediately after a repurchase is completed.

[1]	The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report.
*	Returns for periods of less than one year are not annualized.
**	The returns are calculated with and without the effect of the initial 5.20% maximum sales charge. The sales charge applies only to shares sold at the inception of the Fund.
†	The S&P GSTI Composite Index (formerly the Goldman Sachs Technology Index) is an unmanaged benchmark that assumes reinvestment of distributions. It is a modified capitalization-weighted index based on a universe of technology-related stocks, and excludes the effect of taxes, fees and sales charges. Investors cannot invest directly in an index.

Portfolio Overview

Composition of Net Assets
June 30, 2007

Diversification of Net Assets
June 30, 2007

				Percent of Net Assets
	Issues	Cost	Value	June 30, 2007	December 31, 2006
Common Stocks:
Advertising	1	$277,638	$353,500	0.5	—
Alternative Carriers	1	448,348	440,190	0.6	—
Application Software	6	3,911,637	4,079,770	5.6	5.1
Communications Equipment	7	9,474,430	6,559,581	9.0	5.9
Computer Hardware	3	2,704,943	3,309,164	4.5	3.2
Computer Storage and Peripherals	3	3,099,766	3,183,780	4.4	8.3
Consumer Electronics	—	—	—	—	1.3
Consumer Software	1	349,003	355,466	0.5	—
Data Processing and Outsourced Services	1	573,478	559,416	0.8	—
Electronic Equipment Manufacturers	—	—	—	—	0.7
Electronic Manufacturing Services	1	308,443	416,371	0.6	0.9
Health Care Equipment	4	1,565,979	1,573,319	2.2	2.3
Health Care Services	1	467,273	470,015	0.6	—
Health Care Supplies	—	—	—	—	0.3
Home Entertainment Software	1	334,586	321,124	0.4	1.1
Internet Software and Services	6	12,909,066	5,755,735	7.9	19.7
IT Consulting and Services	4	2,785,267	2,973,507	4.1	0.9
Life Sciences Tools and Services	3	694,713	783,504	1.1	0.4
Movies and Entertainment	1	260,266	245,093	0.3	—
Multi-Sector Holdings	1	2,370,322	1,505	—	0.1
Semiconductor Equipment	3	4,599,985	4,844,545	6.6	8.8

(Continued on next page)

Portfolio Overview

Diversification of Net Assets (continued)
June 30, 2007

				Percent of Net Assets
	Issues	Cost	Value	June 30, 2007	December 31, 2006
Semiconductors	7	$2,795,399	$2,968,679	4.1	3.0
Systems Software	5	6,585,899	5,463,241	7.5	2.4
Technical Software	2	4,346,799	5,504,808	7.5	6.7
Technology Distributors	1	295,344	334,341	0.5	0.4
Wireless Telecommunication Services	2	1,311,489	1,478,463	2.0	0.7
Total Common Stocks	65	62,470,073	51,975,117	71.3	72.2
Convertible Preferred Stock
Communications Equipment	—	—	—	—	0.1
Computer Storage and Peripherals	—	—	—	—	1.2
Internet Software and Services	—	—	—	—	8.9
Wireless Telecommunication Services	1	10,893,921	—	—	—
Total Convertible Preferred Stock	1	10,893,921	—	—	10.2
Limited Partnerships:
Multi-Sector Holdings	—	—	—	—	5.9
Convertible Promissory Notes:
Computers and Peripherals	—	—	—	—	0.2
Short-Term Holdings and Other Assets Less Liabilities	5	21,151,920	20,950,537	28.7	11.5
Net Assets	71	$94,515,914	$72,925,654	100.0	100.0

Largest Industries†
June 30, 2007

†	Excludes short-term holdings.

Portfolio Overview

Largest Portfolio Holdings†
June 30, 2007

Security	Value	Percent of Net Assets
Synopsys	$3,827,064	5.2
McAfee	2,819,520	3.9
KLA-Tencor	2,566,165	3.5
BMC Software (Class A)	2,442,180	3.3
Cisco Systems	2,350,540	3.2
QUALCOMM	2,178,178	3.0
Cymer	1,696,440	2.3
Cadence Design Systems	1,677,744	2.3
Apple	1,537,704	2.1
Network Appliance	1,515,480	2.1

There can be no assurance that the securities presented have remained or will remain in the Fund’s portfolio. Information regarding the Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

†	Excludes short-term holdings.

Largest Portfolio Changes
During the Six Months Ended June 30, 2007

Largest Purchases	Largest Sales
Network Appliance*	Cybertrust (Series D)**
Cisco Systems	VeriSign
Oracle*	Symantec
Check Point Software Technologies	Seagate Technology**
BMC Software (Class A)	Digital River
BEA Systems*	McAfee
Adobe Systems*	GrandBanks Capital Venture**
International Business Machines*	Autodesk**
C. R. Bard*	EMC
Amdocs*	Asia Internet Capital Venture**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

Portfolio of Investments  (unaudited)
June 30, 2007

	Shares	Value
Common Stocks 71.3%
Advertising 0.5%
Focus Media Holding (ADR)*	7,000	$353,500
Alternative Carriers 0.6%
Time Warner Telecom (Class A)*	21,900	440,190
Application Software 5.6%
Adobe Systems*	20,800	835,120
BEA Systems*	76,400	1,045,916
Business Objects (ADR)*	35,700	1,386,588
Cognos*	7,100	281,657
Quest Software*	14,500	234,755
salesforce.com*	6,900	295,734
		4,079,770
Communications Equipment 9.0%
Cisco Systems*	84,400	2,350,540
Corning*	22,300	569,765
Nokia (ADR)	20,300	570,633
QUALCOMM	50,200	2,178,178
Research In Motion*	1,700	339,983
Telefonaktiebolaget LM Ericsson (ADR)	13,800	550,482
WaveSplitter Technologies#	42,526	—
		6,559,581
Computer Hardware 4.5%
Apple*	12,600	1,537,704
Hewlett-Packard	18,000	803,160
International Business Machines	9,200	968,300
		3,309,164
Computer Storage and Peripherals 4.4%
Electronics for Imaging*	32,500	917,150
EMC*	41,500	751,150
Network Appliance*	51,900	1,515,480
		3,183,780
Consumer Software 0.5%
Take-Two Interactive Software*	17,800	355,466
Data Processing and Outsourced Services 0.8%
Paychex	14,300	559,416

See footnotes on page 9.

Portfolio of Investments  (unaudited)
June 30, 2007

	Shares	Value
Electronic Manufacturing Services 0.6%
HON HAI Precision Industry	48,000	$416,371
Health Care Equipment 2.2%
American Medical Systems Holdings*	9,900	178,596
C.R. Bard	10,300	851,089
Medtronic	4,400	228,184
Stryker	5,000	315,450
		1,573,319
Health Care Services 0.6%
Quest Diagnostics	9,100	470,015
Home Entertainment Software 0.4%
Activision*	17,200	321,124
Internet Software and Services 7.9%
Baidu.com (ADR)*	2,000	335,960
Captara#	1,564,953	—
Google (Class A)*	1,400	732,732
McAfee*	80,100	2,819,520
Symantec*	43,600	880,720
VeriSign*	31,100	986,803
		5,755,735
IT Consulting and Services 4.1%
Amdocs*	23,200	923,824
Digital River*	17,000	769,250
Satyam Computer Services	64,550	742,790
Tata Consultancy Services	19,000	537,643
		2,973,507
Life Sciences Tools and Services 1.1%
Illumina*	1,500	60,885
Invitrogen*	6,300	464,625
PerkinElmer	9,900	257,994
		783,504
Movies and Entertainment 0.3%
Cinemark Holdings	13,700	245,093
Multi-Sector Holdings 0.0%
Tower Gate (Series E)#	1,562,608	1,505

See footnotes on page 9.

Portfolio of Investments  (unaudited)
June 30, 2007

	Shares	Value
Semiconductor Equipment 6.6%
ASML Holding (NY shares)*	21,200	$581,940
Cymer*	42,200	1,696,440
KLA-Tencor	46,700	2,566,165
		4,844,545
Semiconductors 4.1%
Broadcom (Class A)*	9,400	274,950
Marvell Technology Group*	31,100	566,331
Maxim Integrated Products	11,200	374,192
Microsemi*	12,000	287,400
ON Semiconductor	39,800	426,656
Rambus*	15,100	271,498
Texas Instruments	20,400	767,652
		2,968,679
Systems Software 7.5%
BMC Software (Class A)*	80,600	2,442,180
Check Point Software Technologies*	60,400	1,377,724
Enterworks#	24,479	—
Macrovision*	7,000	210,420
Oracle*	72,700	1,432,917
		5,463,241
Technical Software 7.5%
Cadence Design Systems*	76,400	1,677,744
Synopsys*	144,800	3,827,064
		5,504,808
Technology Distributors 0.5%
Arrow Electronics Incorporated	8,700	334,341
Wireless Telecommunication Services 2.0%
Alltel	8,500	574,175
NII Holdings*	11,200	904,288
		1,478,463
Total Common Stocks (Cost $62,470,073)		51,975,117

Convertible Preferred Stock# 0.0%
Wireless Telecommunication Services 0.0%
fusionOne (Series D) (Cost $10,893,921)	2,006,247	—

See footnotes on page 9.

Portfolio of Investments  (unaudited)
June 30, 2007

	Principal Amount	Value
Short-Term Holdings 11.0%
Time Deposits 9.7%
BNP Paribas, Grand Cayman, 5.32%, 7/2/2007	$3,550,000	$3,550,000
Citibank, Nassau, 5.19%, 7/2/2007	3,550,000	3,550,000
Total Time Deposits (Cost $7,100,000)		7,100,000

Convertible Promissory Notes# 0.0%
Internet Software and Services 0.0%
Techies.com:
9%, 2/20/2008	66,667	—
9%, payable on demand	133,333	—
Repurchase Agreement 1.3%
State Street Bank, 4.65%, dated 6/29/2007, maturing 7/2/2007, in the amount of $932,361, collateralized by: $965,000 Federal Home Loan Bank 4.375%, 9/17/2010, with a fair market value of $952,687	932,000	932,000
Total Short-Term Holdings (Cost $8,233,383)		8,032,000
Total Investments (Cost $81,597,377) — 82.3%		60,007,117
Other Assets Less Liabilities 17.7%		12,918,537
Net Assets 100.0%		$72,925,654

*  Non-income producing security.
#  Restricted and non-income producing security.
ADR — American Depositary Receipts.
See Notes to Financial Statements.

Statement of Assets and Liabilities  (unaudited)
June 30, 2007

Assets:
Investments, at value:
Common stocks (cost $62,470,073)	$51,975,117
Convertible preferred stock (cost $10,893,921)	—
Short-term holdings (cost $8,233,383)	8,032,000
Total investments (cost $81,597,377)	60,007,117
Cash*	283,299
Receivable for securities sold	15,415,989
Expenses prepaid to stockholder service agent	5,888
Dividends and interest receivable	5,626
Other	823
Total Assets	75,718,742

Liabilities:
Payable for securities purchased	2,609,713
Management fee payable	72,868
Accrued expenses and other	110,507
Total Liabilities	2,793,088
Net Assets	$72,925,654

Composition of Net Assets:
Common Stock, at par ($0.01 par value; 100,000,000 shares authorized; 9,601,429 shares outstanding):	$96,014
Additional paid-in capital	570,701,246
Accumulated net investment loss	(588,134)
Accumulated net realized loss	(475,694,081)
Net unrealized depreciation of investments and foreign currency transactions	(21,589,391)
Net Assets	$72,925,654

Net Asset Value Per Share	$7.60

*	Includes foreign currencies with a value of $282,692 and a cost of $281,820.
See Notes to Financial Statements.

Statement of Operations  (unaudited)
For the Six Months Ended June 30, 2007

Investment Income:
Interest	$169,235
Dividends	76,182
Total Investment Income	245,417

Expenses:
Management fee	428,789
Stockholder servicing fees	167,734
Stockholder account services	116,791
Auditing and legal fees	46,953
Custody and related services	33,301
Stockholder reports and communications	18,446
Directors’ fees and expenses	3,552
Miscellaneous	5,683
Total Expenses	821,249
Net Investment Loss	(575,832)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions	(9,690,145)
Net change in unrealized depreciation of investments and foreign currency transactions	20,457,830
Net Gain on Investments and Foreign Currency Transactions	10,767,685
Increase in Net Assets from Operations	$10,191,853

See Notes to Financial Statements.

Statements of Changes in Net Assets
(unaudited)

	Six Months Ended June 30, 2007	Year Ended December 31, 2006
Operations:
Net investment loss	$(575,832)	$(1,428,291)
Net realized gain (loss) on investments and foreign currency transactions	(9,690,145)	10,091,473
Net change in unrealized depreciation of investments and foreign currency transactions	20,457,830	168,561
Increase in Net Assets from Operations	10,191,853	8,831,743

Capital Share Transactions:
Cost of shares of Common Stock repurchased (1,266,061 and 2,456,663 shares)	(8,607,259)	(15,397,869)
Increase (Decrease) in Net Assets	1,584,594	(6,566,126)

Net Assets:
Beginning of period	71,341,060	77,907,186
End of Period (net of accumulated net investment loss of $588,134 and $0, respectively)	$72,925,654	$71,341,060

See Notes to Financial Statements.

Statement of Cash Flows  (unaudited)
For the Six Months Ended June 30, 2007

Cash Flows From Operating Activities:
Increase in net assets from operations	$10,191,853
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Cost of purchases of investment securities	(48,362,342)
Proceeds from disposition of investment securities	57,523,800
Purchases of short-term investment securities, net	(387,000)
Decrease in dividends and interest receivable	11,397
Decrease in other assets	5,500
Decrease in management fees payable, accrued expenses and other liabilities	(28,013)
Net realized loss on investments and foreign currency transactions	9,690,145
Net change in unrealized depreciation of investments and foreign currency transactions	(20,457,830)
Net Cash Provided by Operating Activities	8,187,510

Cash Flows From Financing Activities:
Payment on shares of Common Stock repurchased	(8,607,259)
Net Cash Used in Financing Activities	(8,607,259)
Effect of Exchange Rates on Cash	(22,245)
Net Decrease in Cash	(441,994)

Cash balance at beginning of period	725,293
Cash Balance at End of Period	$283,299

See Notes to Financial Statements.

Notes to Financial Statements  (unaudited)

1.	Significant Accounting Policies — The financial statements of Seligman New Technologies Fund II, Inc. (the “Fund”) have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at current market quotations or amortized cost if the Fund’s Manager believes it approximates fair value.

The Fund has invested in securities of privately-owned technology companies. These are referred to as venture capital companies. There can be no assurances that any of the venture capital companies in which the Fund has invested will be sold or, if sold, the timing or values of such sales.

Venture capital investments are valued at fair value, which is cost unless the Manager determines, pursuant to the Fund’s valuation procedures, that such a valuation no longer reflects fair value. Examples of cases where cost (or a previously determined value) may no longer be appropriate include sales of similar securities of the company to the Fund or to third parties at different prices or terms, if a company is acquired by another company, if a company in which the Fund invests undertakes an initial public offering, if a firm offer is received to acquire the Fund’s securities (each, a market clearing event), or if the company’s operating results vary from projected results. In such situations, the Fund’s investment is revalued in a manner that the Manager, following procedures approved by the Board, determines best reflects its fair value. In the case of a market clearing event, the investment is valued based on the terms and conditions of the event. In the absence of a market clearing event, the valuation is determined using one of several methods including a discounted cash flow, discounted earnings or comparable revenues model using assumptions set by the Manager based on the company’s results and/or plans.

The Fund may also hold restricted securities of a class that has been sold to the public. The fair valuation of these restricted securities will often be the market value of the publicly-traded shares less a discount to reflect contractual or legal restrictions limiting resale.

b.	Foreign Currency Transactions — The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets, and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service.

Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

Notes to Financial Statements  (unaudited)

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currency transactions.

c.	Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

On January 1, 2007, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109.” FIN 48 requires the Fund to recognize in its financial statements the impact of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. The Fund has determined that FIN 48 did not have a material impact on the Fund’s financial statements for the six months ended June 30, 2007.

d.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. The Fund removes investments with no value from its portfolio when it is permitted to recognize the loss on such investments for federal income tax purposes. Dividends receivable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

e.	Options — The Fund is authorized to write and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Gains or losses from options written are included in net realized and unrealized gain or loss on investments and foreign currency transactions. Written and purchased options are non-income producing investments. For the six months ended June 30, 2007, the Fund did not write or purchase options.

f.	Repurchase Agreements — The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

g.	Distributions to Stockholders — Dividends and distributions to stockholders are recorded on ex-dividend dates.

2.	Repurchase Offers — To provide investors with a limited degree of liquidity, the Fund makes quarterly offers to repurchase its shares. Repurchase offers are generally limited to 5% of the number of the Fund’s outstanding shares on the date the repurchase requests are due. The Fund may repurchase more than 5% (but not more than 25%) of its shares in any quarter with the approval of the Fund’s Board of Directors. In the event the repurchase offer is oversubscribed, the Fund may, but is not required to, repurchase

Notes to Financial Statements  (unaudited)

additional shares, but only up to a maximum of 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares, it will repurchase shares on a pro rata basis. The repurchase price is equal to the net asset value per share on the date specified in the notice of repurchase. The repurchase pricing date may be as much as fourteen days after the date that the repurchase requests are due. Payment of the repurchase price is generally made on the third business day after the repurchase pricing date, but the payment may be made as many as seven days after such pricing date.

During the six months ended June 30, 2007, the Fund completed two quarterly repurchase offers. In each offer, the Fund offered to repurchase 5% of the number of its outstanding shares on the date the repurchase requests were due. The results of each repurchase offer were as follows:

Commencement of Offer	Repurchase Date	Percentage of Shares Tendered	Percentage of Shares Repurchased	Repurchase Amounts
December 2006	January 12, 2007	12.9	5.0	$3,635,171
March 2007	April 13, 2007	12.9	7.0	4,972,088

In addition, on July 13, 2007, the Fund repurchased 15.9% of its shares for $11,860,634. The Fund had offered to repurchase up to 25% of its outstanding shares in this repurchase offer.

See Note 10 regarding a proposal to eliminate future repurchase offers.

3.	Management Fee, Incentive Fee, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. Through June 30, 2007, the Manager received a management fee, calculated daily and payable monthly, equal to 1.25% per annum of the Fund’s average daily net assets. Prior to January 1, 2006, the management fee was 1.50% per annum and the Manager was entitled to earn an annual incentive fee in certain circumstances. Effective July 1, 2007, the Manager reduced the management fee rate to 0.89% per annum of the Fund’s average daily net assets.

For the six months ended June 30, 2007, Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $116,791 for stockholder account services in accordance with a methodology approved by the Fund’s directors. Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund’s net assets, stockholder transaction volume and number of stockholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the related Guaranties expire in September 2008 and January 2019, respectively. The obligation of the Fund to pay any amount due under the Guaranties is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. As of June 30, 2007, the Fund’s potential obligation under the Guaranties is $111,700. As of June 30, 2007, no event has occurred which would result in the Fund becoming liable to make any payment under the Guaranties. A portion of the rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. Deferred

Notes to Financial Statements  (unaudited)

fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid. As of June 30, 2007, no directors were participating in the deferred compensation arrangements.

4.	Stockholder Servicing Fee — Brokers or dealers that sold shares of the Fund or that maintain accounts for stockholders can enter into agreements with the Fund and receive a continuing fee of up to 0.50% on an annual basis, payable quarterly, of the average daily net assets attributable to Fund shares owned by customers of the particular broker or dealer for providing personal services and/or the maintenance of stockholder accounts. For the six months ended June 30, 2007, such fees aggregated $167,734, or 0.49% per annum of the Fund’s average daily net assets.

5.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding options and short-term investments, for the six months ended June 30, 2007, amounted to $50,095,795 and $72,081,924, respectively.

6.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At June 30, 2007, the cost of investments for federal income tax purposes was $81,650,783. The tax basis cost was greater than the cost for financial reporting purposes primarily due to the tax deferral of losses on wash sales in the amount of $53,406.

At June 30, 2007, the tax basis components of accumulated losses were as follows:

Gross unrealized appreciation of portfolio securities	$5,613,615
Gross unrealized depreciation of portfolio securities	(27,257,281)
Net unrealized depreciation of portfolio securities	(21,643,666)
Capital loss carryforwards	(465,156,351)
Current period net realized loss	(10,484,327)
Total accumulated losses	$(497,284,344)

At December 31, 2006, the Fund had net capital loss carryforwards for federal income tax purposes of $465,156,351, which are available for offset against future taxable net capital gains, with $73,257,290 expiring in 2008, $191,233,183 expiring in 2009, $147,905,821 expiring in 2010, $25,814,762 expiring in 2011, and $26,945,295 expiring in 2012. Accordingly, no capital gain distributions are expected to be paid to stockholders until net capital gains have been realized in excess of the available capital loss carry-forwards. There is no assurance that the Fund will be able to utilize all of these capital loss carryforwards before they expire.

From November 1, 2006 through December 31, 2006, the Fund incurred $937,497 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending December 31, 2007. These losses will be available to offset future taxable net gains.

Notes to Financial Statements  (unaudited)

7.	Restricted Securities — During the six months ended June 30, 2007, the Fund executed definitive purchase and sale agreements (the “Agreements”) to sell substantially all of its remaining investments that the Fund had made directly in company shares, notes or warrants which are not publicly traded or are otherwise subject to trading restrictions (“Direct Investments”), as well as those made directly in limited partnerships. At June 30, 2007, most of the sales have closed, with only one Direct Investment (with a total value of approximately $1,500) remaining to be transferred as of August 10, 2007. This remaining sale transaction is subject to closing conditions, including obtaining any necessary third-party consents and approvals and satisfaction of issuer-specific sale conditions. The Fund cannot provide any assurances that a sale of this remaining investment will occur or, if any such sale does occur, as to the final amount of the net proceeds to the Fund.

One Direct Investment was not sold pursuant to the Agreements. The company in which this Direct Investment was made was acquired by a third party, and the Fund received proceeds of approximately $13.2 million.

The following restricted securities owned by the Fund at June 30, 2007 were valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Fund.

Restricted Securities	Acquisition Date	Cost	Value
Common stocks:
Captara	10/13/00	$8,260,899	$—
Enterworks	10/30/00 to 5/15/01	1,062,500	—
Tower Gate (Series E)	7/26/00	2,370,322	1,505
WaveSplitter Technologies	9/22/00	3,634,658	—
		15,328,379	1,505
Convertible preferred stock:
fusionOne (Series D)	9/13/00 to 10/11/00	10,893,921	—
Convertible promissory notes:
Techies.com:
9%, payable on demand	2/22/01	134,703	—
9%, due 2/20/2008	2/22/01	66,679	—
		201,382	—
Total		$26,423,682	$1,505

8.	Other Matters — In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. The Manager’s review of frequent trading appropriately did not include Seligman New Technologies Fund II because it is a closed-end investment company. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman registered investment companies (the “Seligman Funds”). This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in Seligman Funds. All three had already been terminated prior to the end of September 2002. None of these arrangements involved Seligman New Technologies Fund II.

The results of the Manager’s internal review were presented to the Independent Directors of all the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, in May 2004, the Manager made payments to three mutual funds and agreed to waive a portion of its management fee with respect to another mutual fund.

Notes to Financial Statements  (unaudited)

Beginning in February 2004, the Manager was in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager, the Distributor, and Seligman Data Corp. (together, “Seligman”).

Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas sought various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intended to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading.

On September 26, 2006, the Attorney General commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman Data Corp. and Brian T. Zino (President of the Manager and the Seligman Funds), reiterating, in substance, the foregoing claims and various other related matters. The Attorney General also claims that the fees charged by Seligman are excessive. The Attorney General is seeking damages and restitution, disgorgement, penalties and costs (collectively, “Damages”), including Damages of at least $80 million relating to alleged timing occurring in the Seligman Funds and disgorgement of profits and management fees, and injunctive relief. Seligman and Mr. Zino believe that the claims are without merit and intend to defend themselves vigorously.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any Damages will be paid by Seligman and not by the Seligman Funds. If Seligman is unsuccessful in its defense of these proceedings, it and its affiliates could be barred from providing services to the Seligman Funds, including serving as an investment adviser for the Seligman Funds and principal underwriter for the open-end Seligman Funds. If these results occur, Seligman will seek exemptive relief from the SEC to permit it and its affiliates to continue to provide services to the Seligman Funds. There is no assurance that such exemptive relief will be granted.

Notes to Financial Statements  (unaudited)

Seligman does not believe that the foregoing legal action or other possible actions should have a material adverse impact on Seligman or the Seligman Funds; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

9.	Recently Issued Accounting Pronouncement — In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value of assets and liabilities and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Fund is currently evaluating the impact of the adoption of SFAS No. 157 but believes the impact will be limited to expanded disclosures in the Fund’s financial statements.

10.	Liquidation Proposals — On July 19, 2007, the Fund’s Board of Directors authorized the submission of two proposals to stockholders: (i) a plan of complete liquidation and dissolution of the Fund and (ii) the elimination of the Fund’s fundamental investment policy of making quarterly repurchase offers for its common stock. A notice of a special meeting of stockholders, and accompanying proxy statement, with respect to these two proposals has been filed with the SEC, and was mailed to Fund stockholders in August. A Special Meeting of the Fund’s Stockholders will be held on September 19, 2007 to consider the two proposals. If these proposals are approved prior to October 12, 2007, the Fund will not complete the repurchase offer scheduled for October 2007.

Financial Highlights  (unaudited)

The table below is intended to help you understand the Fund’s financial performance for the periods presented. Certain information reflects financial results for a single share that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. Total return shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

		Year Ended December 31,
	Six Months Ended June 30, 2007	2006	2005	2004	2003	2002
Per Share Data:
Net Asset Value, Beginning of Period	$6.56	$5.85	$5.66	$4.96	$3.52	$10.50
Income (Loss) from Investment Operations:
Net investment loss	(0.06)	(0.12)	(0.13)	(0.10)	(0.10)	(0.15)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.10	0.83	0.32	0.80	1.54	(6.83)
Net Increase (Decrease) in Net Asset Value	1.04	0.71	0.19	0.70	1.44	(6.98)
Net Asset Value, End of Period	$7.60	$6.56	$5.85	$5.66	$4.96	$3.52

Total Return	15.85%	12.14%	3.36%	14.11%*	40.91%	(66.48)%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$72,926	$71,341	77,907	$92,750	$95,438	$80,192
Ratio of expenses to average net assets	2.39%†	2.46%	2.64%	2.60%	2.69%	2.47%
Ratio of net investment loss to average net assets	(1.68)%†	(1.91)%	(2.32)%	(1.95)%	(2.46)%	(2.36)%
Portfolio turnover rate	83.68%	152.63%	116.04%	105.31%	112.87%	163.40%

† Annualized.
* Excluding the effect of certain payments received from the Manager in 2004, total return would have been 14.08%.
See Notes to Financial Statements.

Board of Directors

John R. Galvin 1,3

- Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University
- Chairman Emeritus, American Council on Germany

Frank A. McPherson 2,3

- Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation
- Director, DCP Midstream GP, LLP, Integris Health, Oklahoma Medical Research Foundation, Oklahoma Foundation for Excellence in Education, National Cowboy and Western Heritage Museum, and Oklahoma City Museum of Art

Betsy S. Michel 2,3

- Attorney
- Trustee, The Geraldine R. Dodge Foundation

William C. Morris

- Chairman and Director, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman Services, Inc., and Carbo Ceramics Inc.
- Director, Seligman Data Corp.
- President and Chief Executive Officer, The Metropolitan Opera Association

Leroy C. Richie 1,3

- Counsel, Lewis & Munday, P.C.
- Director, Vibration Control Technologies, LLC
- Lead Outside Director, Digital Ally Inc. and Infinity, Inc.
- Director and Chairman, Highland Park Michigan Economic Development Corp.
- Chairman, Detroit Public Schools Foundation

Robert L. Shafer 2,3

- Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations

James N. Whitson 1,3

- Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc.
- Director, CommScope, Inc.

Brian T. Zino

- Director and President, J. & W. Seligman & Co. Incorporated
- Director, Seligman Advisors, Inc. and Seligman Services, Inc.
- Chairman, Seligman Data Corp.

Member: 1 Audit Committee
2 Director Nominating Committee
3 Board Operations Committee

Executive Officers

William C. Morris
Chairman

Brian T. Zino
President and Chief Executive Officer

Eleanor T.M. Hoagland
Vice President and Chief Compliance Officer

Richard M. Parower
Vice President

Thomas G. Rose
Vice President

Reema D. Shah
Vice President

Lawrence P. Vogel
Vice President and Treasurer

Lauren Wu
Vice President

Frank J. Nasta
Secretary

22

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to stockholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained on the Fund’s Form N-Q is also made available to stockholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

[1]	These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report.

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This report is intended only for the information of current stockholders of the Fund.

CENTII-3 6/07

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
(a)(1)	Not applicable.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN NEW TECHNOLOGIES FUND II, INC.

By:
/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	August 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	August 29, 2007

By:
/S/ LAWRENCE P.VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	August 29, 2007

SELIGMAN NEW TECHNOLOGIES FUND II, INC.

EXHIBIT INDEX

(a)(1)	Not applicable.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by

Rule 30a-2(b) of the Investment Company Act of 1940.